Exhibit 99.1

ANNUL REPORT
OF FINANCIAL CONDITION AS OF DECEMBER 31, 2014

“Our acquisition of Banyan Partners was an important milestone in our vision to become a premier wealth management and private banking company in our markets across the country.”
Dear Friend,
I am pleased to tell you that 2014 was a signi?cant year of growth and increased ?nancial strength for Boston Private Bank & Trust.
Our acquisition of Banyan Partners in October was an important milestone in our overall vision to become a premier wealth management and private banking company in our markets across the country. On February 17, 2015, we unveiled Boston Private Wealth LLC, our new SEC registered investment adviser that combines Boston Private Bank’s wealth management services with those of Banyan Partners. The combination is both compelling and distinctive, as it allows us to offer even deeper investment expertise, deliver a more comprehensive range of wealth management services, and continue our tradition of providing superior private banking and trust services.
The Bank’s 2014 net income of $62.5 million represents a 7% increase over last year, excluding the one-time after-tax gain of $6.2 million from the sale of our Pacific Northwest offices in May 2013. Driven by continued growth in investments and loans, the Bank’s balance sheet ended the year at $6.6 billion, up 6% from last year. Deposits increased by 7%, to $5.5 billion. Assets under management more than doubled, ending the year with a balance of $9.3 billion. This was primarily due to our recent acquisition of Banyan Partners.
Another noteworthy event in 2014 was our 1st annual Private Partnership CFO Conference. We attracted CFOs from across the country, and our planning is well underway for the 2015 conference on Cape Cod in June.
The Bank also remained strongly committed to the communities we serve, providing ?nancing for a?ordable housing, ?rst-time homebuyers, economic development, social services, community revitalization and small businesses.
The year ahead will be an exciting time indeed for Boston Private as we seek to bring our exceptional level of personal attention, expertise, and custom solutions to clients around the country. On behalf of everyone at Boston Private, I thank you for your trust and relationship, and welcome your comments and suggestions.
Sincerely,Mark D. Thompson CEO & President

2014 FINANCIAL HIGHLIGHTS
ASSETS UNDER MANAGEMENT NET INCOME ENDED AT
GREW TO $62.5 MILLION
$9.3 BILLION an increase of 7% over last year. primarily due to the acquisition of Banyan Partners.
BALANCE SHEET CAPITAL REMAINED
ASSETS TOTALED STRONG

$6.6 BILLION with the Bank’s Tier 1 Leverage Ratio ending the year at 8.55%. an increase of 6% compared to last year.

DEPOSITS GREW TO LOANS TOTALED
$5.5 BILLION $5.3 BILLION
up 7% compared to last year. compared to $5.1 billion last year.

BOARD OF DIRECTORS

Herbert S. Alexander
Founder and Chairman
Alexander, Aronson, Finning & Company

Margaret W. Chambers
Executive Vice President and General Counsel
Boston Private Financial Holdings, Inc.

Clayton G. Deutsch
CEO & President
Boston Private Financial Holdings, Inc.

Lynn Thompson Hoffman
Private Investor

David J. Kaye
Executive Vice President
and Chief Financial Officer
Boston Private Financial Holdings, Inc.

Deborah F. Kuenstner
Chief Investment Officer
Wellesley College

John Morton III
Private Investor

Daniel P. Nolan
President and CEO
Hugh Johnson Advisors, LLC

George G. Schwartz
Executive Vice President
and Chief Operating Officer
Boston Private Bank & Trust Company

Brian G. Shapiro
Managing Partner
The Shapiro Group

Mark D. Thompson
CEO & President
Boston Private Bank & Trust Company

Stephen M. Waters
Founding and Managing Partner
Compass Advisers
Chairman of the Board
Boston Private Bank & Trust Company

Donna C. Wells
President & CEO
Mindflash Technologies, Inc.

POLICY GROUP

Thomas K. Anderson
Executive Managing Director
Boston Private Wealth

Alejandro Arteaga
Senior Vice President
Director of Risk Analytics

James C. Brown
Executive Vice President
Director of Commercial Banking
and Credit Management

Robert C. Buffum
Senior Vice President
Chief Credit Officer

Torrance Childs
Senior Vice President
National Director of Deposit Management

Gary L. Garber
Senior Vice President
Chief Information Officer

Nicholas A. R. Hofer
Senior Vice President
West Coast Market Leader

Gisela A. LoPiano
Senior Vice President
Chief Lending Officer, East Coast

W. Timothy MacDonald
Executive Vice President
Chief Risk Officer

Robert J. Nentwig
Senior Vice President
Chief Lending Officer, West Coast

Christopher J. O'Connell
Managing Director
Boston Private Wealth

William T. Oberlies
Senior Vice President
National Director of Trust
and Fiduciary Services

Jeremy Parker
Senior Vice President
Treasurer

Philip A. Powers
Senior Vice President
Commercial Lending Team Leader

Pilar Pueyo
Senior Vice President
Senior Human Resources Director

Peter J. Raimondi
Chief Executive Officer
Boston Private Wealth

Anne L. Randall
Executive Vice President
Chief Financial and
Administrative Officer

Esther Schlorholtz
Senior Vice President
Director of Community Investment

George G. Schwartz
Executive Vice President
Chief Operating Officer

Lynn M. Swenson
Senior Vice President
Chief Fiduciary Officer

Neal Tandowsky
Senior Vice President
Director of West Coast
Residential Lending

Howard M. Tarlow
Senior Vice President
Chief Commercial Real Estate Officer

Mark D. Thompson
CEO & President

Jennifer M. Willis
Senior Vice President
Director of Marketing

Elizabeth W. Worrick
Senior Vice President
National Director of
Residential Lending

EXECUTIVE LEADERSHIP TEAM



James C. Brown, Anne L. Randall, Peter J. Raimondi, W. Timothy MacDonald, Mark D. Thompson, George G. Schwartz

BOSTON PRIVATE BANK & TRUST COMPANY

2014 ANNUAL REPORT OF FINANCIAL CONDITION

Boston Private Bank & Trust Company

CONDENSED BALANCE SHEETS

(Unaudited) *($ In Thousands)*	December 31, 2014	2013
ASSETS		
Cash and Cash Equivalents	$167,459	$185,815
Investment Securities	950,814	788,119
Loans Held for Sale	7,099	6,123
Commercial and Construction Loans	2,866,837	2,833,364
Residential Loans	2,132,095	2,032,294
Home Equity and Consumer Loans	271,004	246,662
Total Loans	5,269,936	5,112,320
Less: Allowance for Loan Losses	75,838	76,371
Net Loans	5,194,098	5,035,949
Other Assets	295,633	235,081
Total Assets	**$6,615,103**	**$6,251,087**
LIABILITIES & STOCKHOLDER'S EQUITY		
Demand Deposits	$1,423,453	$1,332,361
NOW Accounts	548,394	473,766
Savings & Money Market	2,922,314	2,708,413
Certificates of Deposit	619,605	639,167
Total Deposits	5,513,766	5,153,707
Borrowings	400,646	469,607
Other Liabilities	66,786	54,347
Total Liabilities	5,981,198	5,677,661
Stockholder's Equity	633,905	573,426
Total Liabilities & Stockholder's Equity	**$6,615,103**	**$6,251,087**

Boston Private Bank & Trust Company

CONDENSED STATEMENTS OF INCOME

(Unaudited) *($ In Thousands)*	Year Ended December 31, 2014	2013
Interest Income	$206,825	$203,088
Interest Expense	23,401	24,889
Net Interest Income	183,424	178,199
Provision (Credit) for Loan Losses	(6,400)	(10,000)
Net Interest Income after Provision	189,824	188,199
Investment Management Fees	34,582	26,547
Gain on Sale of Pacific Northwest Offices	-	10,574
Banking Fees and Other Income	10,619	11,880
Operating Expenses	141,302	139,222
Income Before Income Taxes	93,723	97,978
Income Tax Expense	31,121	33,350
Net Income	**$62,491**	**$64,628**

Boston Private Bank & Trust Company

SELECTED FINANCIAL DATA

(Unaudited) *($ In Thousands)*	At and for the Year Ended December 31, 2014	2013
Assets Under Management	$9,274,000	$4,565,000
Return on Average Equity	10.44%	11.59%
Net Interest Margin	3.05%	3.13%
Allowance for Loan Losses/ Total Loans	1.44%	1.49%
Tier I Leverage Capital Ratio	8.55%	9.27%

On May 10, 2013, Boston Private Bank completed the sale of its three Pacific Northwest offices. The financial impact of the sale is included in the financial statements above. This statement has not been reviewed, or confirmed for accuracy or relevance, by the Federal Deposit Insurance Corporation.

BOSTON PRIVATE OFFICES


Burlingame
Los Altos
Palo Alto
San Francisco
San Jose
San Mateo
San Francisco Bay Area
Beverly Hills
Burbank
Encino
Granada Hills
Pasadena
Santa Monica
Westlake Village
Los Angeles Area
Madison
Dallas
Atlanta
Boston Area
Beverly
Boston
Brookline
Cambridge
Hingham
Jamaica Plain
Lexington
Newton
Wellesley
Florida Area
Coral Gables
Ft. Lauderdale
Naples
Palm Beach Gardens

BOSTON PRIVATE BANK & TRUST OFFICES

Ten Post Office Square
Boston, MA

500 Boylston Street
Boston, MA

800 Boylston Street
Boston, MA

157 Seaport Boulevard
Boston, MA

57 Enon Street, Route 1A
Beverly, MA

1295A Beacon Street
Brookline, MA

265 Main Street
Cambridge, MA

7 Central Street
Hingham, MA

401c Centre Street
Jamaica Plain, MA (Loan Center)

1666 Massachusetts Avenue
Lexington, MA

1223 Centre Street
Newton, MA

336 Washington Street
Wellesley, MA

1440 Chapin Avenue
Burlingame, CA

345 S. San Antonio Road
Los Altos, CA

420 Cowper Street
Palo Alto, CA

433 California Street
San Francisco, CA

60 South Market, Suite 100
San Jose, CA

160 Bovet Road
San Mateo, CA

333 N. Glenoaks Boulevard
Burbank, CA

16000 Ventura Boulevard
Encino, CA

10820 Zelzah Avenue
Granada Hills, CA

345 East Colorado Boulevard
Pasadena, CA

520 Broadway
Santa Monica, CA

971 South Westlake Boulevard
Westlake Village, CA

BOSTON PRIVATE WEALTH OFFICES

Ten Post Office Square
Boston, MA

255 State Street, 6th Floor
Boston, MA

121 Alhambra Plaza, Suite 1202
Coral Gables, FL

1845 Cordova Road, Suite 206
Fort Lauderdale, FL

999 Vanderbilt Beach Road, Suite 200
Naples, FL

11376 N. Jog Road, Suite 101
Palm Beach Gardens, FL

100 First Street, 14th Floor
San Francisco, CA

160 Bovet Road
San Mateo, CA

144 South Beverly Drive, Suite 402
Beverly Hills, CA

16000 Ventura Boulevard
Encino, CA

1 Glenlake Parkway, Suite 700
Atlanta, GA

5201 East Terrace Drive, Suite 380
Madison, WI

4965 Preston Park Blvd, Suite 350E
Plano, TX

BOSTON PRIVATE BANK
& TRUST COMPANY
BostonPrivateBank.com

Member FDIC

Wealth Management services are provided by Boston Private Wealth LLC, an SEC registered investment adviser and a wholly owned subsidiary of Boston Private Bank & Trust Company. Investments are not FDIC insured, are not a deposit, are not guaranteed by Boston Private Bank & Trust Company or any of its affiliates, and may lose value.